Where Intelligence Meets Infrastructure F E B R U A R Y 2 0 1 7 M U E L L E R W A T E R P R O D U C T S . C O M Gabelli & Company 28th Annual Pump, Valve and Water Systems Symposium February 22, 2018

2 M U E L L E R W A T E R P R O D U C T S . C O M F E B R U A R Y 2 0 1 8 Non-GAAP Financial Measures. In an effort to provide investors with additional information regarding its results as determined under GAAP, the Company also provides non- GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company's underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company's recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management, and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company's ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwaterproducts.com. Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements, particularly statements regarding the impact of the new tax legislation. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of its experience, historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled “RISK FACTORS” in Item 1A of the Company's most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Undue reliance should not be placed on any forward-looking statements. Management does not have any intent to update forward-looking statements, except as required by law. Reclassified Financial Information The Company sold its Anvil business in the 2017 second quarter. Amounts applicable to Anvil have been classified as discontinued operations. On October 1, 2017, we adopted Financial Accountings Standards Board Accounting Standards Update No. 2017-07, which requires us to exclude from operating income the components of net periodic benefit cost other than service cost. Accordingly, we have reclassified pension costs from selling, general and administrative expenses and cost of sales to pension costs other than service. NON-GAAP Financial Measures, Forward-Looking Statements and Reclassified Financials

3 M U E L L E R W A T E R P R O D U C T S . C O M F E B R U A R Y 2 0 1 8 Mueller Water Products at a Glance ≈60% Repair and replacement of municipal water systems ≈30% Residential construction ≈10% Natural gas utilities as of December 31, 2017 ($ in Millions) Net sales $ 837.1 Infrastructure $ 753.7 90.0% Technologies $ 83.4 10.0% Adjusted operating income $ 122.3 14.6% Adjusted EBITDA $ 164.3 19.6% E nd M ar ke ts * Fi sc al Y ea r 2 01 7  Founded 160 years ago  Spun off from Walter Industries in 2006  Listed on NYSE (MWA) June 1, 2006  Divested U.S. Pipe (2012) and Anvil (2017) History LTM Financials * End market data based on company estimates, rounded to 5%, and includes all sales for Infrastructure and Technologies segments.

Focused Strategy and Execution Driving Results

Where Intelligence Meets Infrastructure®

Committed to delivering sustainable and efficient solutions for our customers and the work they do by bridging the gap between intelligence and infrastructure, helping our customers deliver the most important water resources to their communities and enabling smart cities of the future.

Deliver Integrated, Customer-Focused Support and Alignment	**Accelerate Development of New Products**	**Drive Manufacturing Productivity Improvements**	**Implement a Go-To-Market Strategy That Leverages Breadth of All Our Products and Services**

We are a trusted partner for our customers with solutions and products that are recognized for their reliability, innovation and ability to deliver the lowest total cost of ownership. We help utilities increase operational efficiencies, improve service levels, prioritize capital spending, ensure access to water, and protect lives and property.

OUR CORE PRINCIPLES

Respect | Integrity | Trust

MUELLERWATERPRODUCTS.COM FEBRUARY 2018 4

Investment Highlights



Strong Competitive Position

- Leading brand and municipal market specification positions
- Large installed base of iron gate valves and fire hydrants
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations using lost foam process

Fundamentally Sound Long-term Dynamics

- Favorable market dynamics in municipal and residential end-markets
- Aging infrastructure with increasing public awareness driving need for investment requiring a $1.7 trillion investment, according to the American Water Works Association(1)
- End-markets served by limited number of suppliers

Manufacturing Excellence Driving Margin Improvement

- Enhanced operational excellence initiatives delivering ongoing productivity improvements
- Capital investments and efficiencies driving margin expansion and continued investment in product development

Leveraging Strengths to Invest in Emerging Growth Areas

- Intelligent Water Technology™ solutions helping utilities actively diagnose, monitor and control the delivery of drinking water
- Proprietary fixed leak detection, pipe condition assessment and smart metering offerings
- Flexible and scalable technology platform for smart water network

Strong Balance Sheet and Free Cash Flow

- Strong balance sheet and free cash flow driving balanced and disciplined capital allocation
- Enabling growth through acquisitions, new product development and capital investments, while returning cash to shareholders through dividends and share repurchases

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012

MUELLERWATERPRODUCTS.COM FEBRUARY 2018 5

Products and Markets

7 M U E L L E R W A T E R P R O D U C T S . C O M F E B R U A R Y 2 0 1 8 Our Leading Product Positions #1 PRODUCT POSITION #1 PRODUCT POSITION #1 PRODUCT POSITION #2 PRODUCT POSITION Company estimates based on internal analysis and information from trade associations and distributor networks, where available.

Bringing Value to our Customers



Drinking Water Source
Pump Station
Water Treatment Plant
Automatic Control Valve
Transmission Main Leak Detection
Pressure Monitoring
Pressure Monitoring
Water Department
Mi.Net
Iron Gate Valve
S.M.A.R.T. Flushing System
Hydro-Guard
Distribution Main Leak Detection
Hydro-Guard
Distribution Main Leak Detection
Manage Water Semi-Remotely
Water Meter
Automatic Control Valve
Residential Homes
Pipe Condition Assessment
Pump Station
Water Treatment Plant
Pressure Monitoring
Transmission Main Leak Detection
Pressure Monitoring
Water Discharge after Treatment

This diagram is for illustrative purposes only.

- Providing valued products and services to over 50,000 municipalities and utilities
- Utilizing proprietary smart technologies to help our customers actively diagnose, monitor and control the delivery of drinking water
- Developing new technology offerings which utilize fire hydrant base owned by municipalities

MUELLERWATERPRODUCTS.COM FEBRUARY 2018 8

U.S. Water Infrastructure Requires Substantial Long-Term Investment

Repair & Replacement Market

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment [(1)]
- ASCE graded drinking water infrastructure a D [(2)]
- At least 40 cities under consent decrees: Atlanta, Baltimore, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
(3)
2000
2010
2020
2030
2040
2050
2060
2070
Year

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2017 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) EPA 2013 Drinking Water Needs Survey and Assessment

Future Drinking Water Infrastructure Expenditure Needs [(4)]



STORAGE
$39.5B
TREATMENT
$72.5B
SOURCE
$20.5B
OTHER
$4.2B
TRANSMISSION & DISTRIBUTION
$247.5B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

MUELLERWATERPRODUCTS.COM FEBRUARY 2018 9

1 0 M U E L L E R W A T E R P R O D U C T S . C O M F E B R U A R Y 2 0 1 8 0 100 200 300 400 500 600 19 54 19 57 19 60 19 63 19 66 19 69 19 72 19 75 19 78 19 81 19 84 19 87 19 90 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 CPI Water CPI Nat Gas CPI Postage CPI Electricity CPI All Items Funding Water Infrastructure Repair Historical Water Rates Compared to Other Utilities(1) CPI Utilities (NSA 1982-1984 = 100) UTILITY SOURCES OF FUNDING  Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $5,800(3)  CPI for water and sewerage maintenance increased 3.7% for 12 months ended December 2017(1) with average 7% annual increase among 50 largest U.S. cities(4)  96% funded at state and local government level(5)  Drinking Water State Revolving Fund: $863 million in FY 2017 (1) Bureau of Labor Statistics (2) 2016 Strategic Directions: U.S. Water Industry – Black & Veatch (3) American Water Works Association 2014 Water and Wastewater Rate Survey (4) Bluefield 2017 (5) RAND Corporation 2017 Report titled “Not Everything is Broken”

Focus on Manufacturing Excellence Driving Organic Growth

- Infrastructure has strong adjusted EBITDA margins (27.5% in FY2017) providing a manufacturing base for future growth
- Enhanced operational initiatives driving ongoing productivity improvements to facilitate innovation, increase new product development, and strengthen product margins


Capital Investment
New Product Development
Lean Manufacturing

MUELLERWATERPRODUCTS.COM FEBRUARY 2018 11

Strong Need for Intelligence in Water Infrastructure

Black & Veatch 2016 Strategic Directions in the U.S. Water Industry

"Smart metering is a highly successful way of accurately identifying water loss."



Water Conservation

- 40% of U.S. experiencing drought or abnormally dry conditions(1)
- 240,000 water main breaks per year(2)



Non-Revenue Water

- Up to 30% of treated water is lost or unaccounted for in the water system(3)
- Growing number of states requiring water loss audits(4)



Customer Service Focus

- Awareness/education
- Ongoing monitoring
- Sustainability

(1) U.S. Drought Monitor as of February 6, 2018 (includes contiguous 48 states)
(2) EPA Aging Water Infrastructure Research Program
(3) Navigant Research
(4) National Resource Defense Council

MUELLERWATERPRODUCTS.COM FEBRUARY 2018 12

Technologies Bringing Intelligence to Water Infrastructure

Intelligent Water Technology™ is Mueller's full-line of innovative solutions, products and services that actively diagnose, monitor and control the delivery of safe, clean drinking water to consumers and businesses

Mueller SYSTEMS ⟷ Mi.Net ⟷ echologics (A Mueller Technologies Company)

Smart Metering

- Provide longer-range AMI systems
- Manage water service remotely
- Detect leaks
- Increase education and customer service with consumer portal



CIS Database
Server with Mi.Host Software
INTERNET
LoRaWAN
Long Range Technology
Mi.Data Customer Portal
Mi.Hub Collector
EchoShore®-DX
Hb Mag Meter
420 Remote Disconnect Meter
420 PD Composite Meter

Leak Detection and Pipe Condition Assessment

- Detect leaks on transmission and distribution mains; ongoing monitoring
- Assess condition of distribution and transmission mains
- Provide data analytics to manage water assets

MUELLERWATERPRODUCTS.COM FEBRUARY 2018 13

Financial Performance

Focused Execution Driving Results

Pursued Strategic Opportunities

- Leveraged Mueller brand to drive organic growth
- Acquired automatic control valves
- Acquired and investing in leak detection and pipe condition assessment technologies
- Acquired and investing in AMI technology
- Enhanced Smart Water offering with remote disconnect meter, integrated leak detection, and longer-range communications capabilities

Generated Free Cash Flow

- Produced strong record of free cash flow generation driven by improvements in operating results and management of working capital
- Generated approximately $100 million in free cash flow in last two years (FY2016 + FY2017)
- Reduced debt by more than $600 million since September 30, 2008
- Amended term loan credit agreement and reduced applicable interest rate spread by 75 basis points

Improved Productivity and Reduced Costs

- Reorganized the Company around product value streams
- Implemented cost savings to fund investments in manufacturing and new product development
- Divested Anvil and U.S. Pipe
- Implemented Lean manufacturing and other productivity improvements:
  - Increased production capacity within existing footprint
  - Lowered labor costs
  - Reduced manufacturing footprint

MUELLERWATERPRODUCTS.COM FEBRUARY 2018 15

1 6 M U E L L E R W A T E R P R O D U C T S . C O M F E B R U A R Y 2 0 1 8 History of Strong Financial Performance (1) Adjusted EBITDA excludes other charges of $1.4 million in 2013, $3.1 million in 2014, $7.9 million in 2015, $7.2 million in 2016 and $21.2 million in 2017 $730 $783 $793 $801 $826 $680 $700 $720 $740 $760 $780 $800 $820 $840 FY2013 FY2014 FY2015 FY2016 FY2017 Consolidated Net Sales ($ in millions) $102 $127 $143 $156 $164 14.0% 16.2% 18.1% 19.5% 19.8% 0.0% 5.0% 10.0% 15.0% 20.0% $0 $50 $100 $150 $200 $250 FY2013 FY2014 FY2015 FY2016 FY2017 Consolidated Adjusted EBITDA (1) and Adjusted EBITDA Margin ($ in millions)  Delivered 13% cumulative net sales growth since fiscal 2013 years (3% CAGR)  Driven 60% cumulative adjusted EBITDA growth with 580 bps. improvement in adjusted EBITDA margin since fiscal 2013

Q1 2018 Consolidated Financial Highlights

- Grew consolidated net sales 6.6% led by a 9.4% increase in Infrastructure primarily driven by higher shipment volumes, the addition of Singer Valve and favorable pricing, partially offset by lower volume in Technologies' meter business
- Adjusted operating performance favorably impacted by price, ongoing manufacturing productivity improvements and volume, which were almost entirely offset by higher material costs and higher SG&A personnel-related expenses
- Adjusted EBITDA increased to $26.0 million versus $25.5 million in 2017
- The new tax legislation improved our first quarter earnings and will be an ongoing benefit by providing additional liquidity and earnings
- Adjusted net income per diluted share was $0.06 compared with $0.04 last year

First Quarter	2018	2017
Net sales	$ 178.3	$ 167.2
Adj. operating income	$ 15.6	$ 15.5
Adj. operating margin	8.7%	9.3%
Adj. net income per share	$ 0.06	$ 0.04
Adj. EBITDA	$ 26.0	$ 25.5
Adj. EBITDA margin	14.6%	15.3%

$ in millions except per share amounts

1Q18 results exclude a net gain of $5.1 million

1Q17 results exclude other charges of $1.3 million

MUELLERWATERPRODUCTS.COM FEBRUARY 2018 17

1 8 M U E L L E R W A T E R P R O D U C T S . C O M F E B R U A R Y 2 0 1 8 $1,549 $1,127 $1,101 $1,096 $740 $692 $678 $623 $601 $546 $489 $484 $480 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 $ in m ill io ns Strong Balance Sheet with Significant Flexibility ■ Net debt leverage less than 1x, down from a peak of more than 6x ■ Debt structure as of December 31, 2017 included $480 million Term Loan B with 4.6% weighted- average effective interest rate and $225 million ABL Agreement with no outstanding borrowings ■ No financial maintenance covenants with excess availability at the greater of $17.5 million or 10% of facility amount ■ About $96 million excess availability under our ABL Agreement at December 31, 2017

Balanced and Disciplined Capital Allocation

Strategic Investments

- Driving organic growth through capital investments and acquisitions
- Looking to accelerate capital expenditures
- Building pipeline for acquisitions to expand product portfolio, leverage existing relationships and capabilities, and grow geographic footprint
- Acquired Singer Valve to expand product portfolio

Shareholders

- Increased dividend 25% in February 2018 which is the fourth increase in the last three years
- Repurchased $65 million worth of shares in calendar 2017 with $180 million available in share repurchase program

Balance Sheet

- Reduced debt by more than $1 billion since March 31, 2006 and $600 million since September 30, 2008
- Net leverage position provides flexibility to support acquisitions and shareholders

MUELLERWATERPRODUCTS.COM FEBRUARY 2018 19

Investment Highlights



Strong Competitive Position

- Leading brand and municipal market specification positions
- Large installed base of iron gate valves and fire hydrants
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations using lost foam process

Fundamentally Sound Long-term Dynamics

- Favorable market dynamics in municipal and residential end-markets
- Aging infrastructure with increasing public awareness driving need for investment requiring a $1.7 trillion investment, according to the American Water Works Association(1)
- End-markets served by limited number of suppliers

Manufacturing Excellence Driving Margin Improvement

- Enhanced operational excellence initiatives delivering ongoing productivity improvements
- Capital investments and efficiencies driving margin expansion and continued investment in product development

Leveraging Strengths to Invest in Emerging Growth Areas

- Intelligent Water Technology™ solutions helping utilities actively diagnose, monitor and control the delivery of drinking water
- Proprietary fixed leak detection, pipe condition assessment and smart metering offerings
- Flexible and scalable technology platform for smart water network

Strong Balance Sheet and Free Cash Flow

- Strong balance sheet and free cash flow driving balanced and disciplined capital allocation
- Enabling growth through acquisitions, new product development and capital investments, while returning cash to shareholders through dividends and share repurchases

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012

MUELLERWATERPRODUCTS.COM FEBRUARY 2018 20

Supplemental Data

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

	Quarter ended December 31, 2017			
	Infrastructure	Technologies	Corporate	Consolidated
	(dollars in millions, except per share amounts)			
Net sales	$ 160.1	$ 18.2	$ —	$ 178.3
Gross profit	$ 52.5	$ 2.9	$ —	$ 55.4
Selling, general and administrative expenses	24.4	7.5	7.9	39.8
Gain on sale of idle property	—	—	(9.0)	(9.0)
Strategic reorganization and other charges	—	0.1	3.8	3.9
Operating income (loss) (1)	$ 28.1	$ (4.7)	$ (2.7)	$ 20.7
Operating margin	17.6%	(25.8)%		11.6%
Capital expenditures	$ 4.8	$ 1.5	$ 0.1	$ 6.4

Reconciliation of non-GAAP performance measures to GAAP performance measures:	
Net income	$ 55.1
Income tax benefit from remeasuring deferred income tax balances	(42.6)
Gain on sale of idle property	(9.0)
Strategic reorganization and other charges	3.9
Income tax benefit of adjusting items	1.4
Adjusted net income	$ 8.8
Weighted average diluted shares outstanding	160.0
Adjusted net income per diluted share	$ 0.06

MUELLERWATERPRODUCTS.COM FEBRUARY 2018 22

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

	Quarter ended December 31, 2017			
	Infrastructure	Technologies	Corporate	Consolidated
	(dollars in millions, except per share amounts)			
Net income				$ 55.1
Income tax benefit [1]				(39.8)
Interest expense, net [1]				5.2
Pension costs other than service				0.2
Operating income (loss)	$ 28.1	$ (4.7)	$ (2.7)	20.7
Gain on sale of idle property	—	—	(9.0)	(9.0)
Strategic reorganization and other charges	—	0.1	3.8	3.9
Adjusted operating income (loss)	28.1	(4.6)	(7.9)	15.6
Pension costs other than service	(0.1)	—	(0.1)	(0.2)
Depreciation and amortization	9.1	1.4	0.1	10.6
Adjusted EBITDA	$ 37.1	$ (3.2)	$ (7.9)	$ 26.0
Adjusted operating margin	17.6%	(25.3)%		8.7%
Adjusted EBITDA margin	23.2%	(17.6)%		14.6%
Adjusted EBITDA	$ 37.1	$ (3.2)	$ (7.9)	$ 26.0
Three prior quarters' adjusted EBITDA	168.2	(3.6)	(26.3)	138.3
Trailing twelve months' adjusted EBITDA	$ 205.3	$ (6.8)	$ (34.2)	$ 164.3
Reconciliation of net debt to total debt (end of period):				
Current portion of long-term debt				$ 5.6
Long-term debt				474.3
Total debt				479.9
Less cash and cash equivalents				348.3
Net debt				$ 131.6
Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA)				0.8x
Reconciliation of free cash flow to net cash provided by operating activities of continuing operations:				
Net cash provided by operating activities of continuing operations				$ 0.5
Less capital expenditures				(6.4)
Free cash flow				$ (5.9)

[1] We do not allocate interest or income taxes to our segments.

MUELLERWATERPRODUCTS.COM FEBRUARY 2018 23

2 4 M U E L L E R W A T E R P R O D U C T S . C O M F E B R U A R Y 2 0 1 8 Quarter ended December 31, 2016 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 146.3 $ 20.9 $ — $ 167.2 Gross profit $ 47.6 $ 4.2 $ — $ 51.8 Selling, general and administrative expenses 21.3 6.4 8.6 36.3 Other charges 0.1 — 1.2 1.3 Operating income (loss) (1) $ 26.2 $ (2.2) $ (9.8) $ 14.2 Operating margin 17.9% (10.5)% 8.5 % Capital expenditures $ 3.0 $ 1.1 $ 0.1 $ 4.2 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 6.7 Income from discontinued operations (after tax) (1.3) Other charges 1.3 Income tax benefit of adjusting items (0.4) Adjusted net income $ 6.3 Weighted average diluted shares outstanding 164.6 Adjusted net income per diluted share $ 0.04 SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON- GAAP PERFORMANCE MEASURES

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

	Quarter ended December 31, 2016			
	Infrastructure	Technologies	Corporate	Consolidated
	(dollars in millions, except per share amounts)			
Net income				$ 6.7
Income from discontinued operations (after tax)				(1.3)
Income tax expense [(1)]				2.1
Interest expense, net [(1)]				6.4
Pension costs other than service				0.3
Operating income (loss)	$ 26.2	$ (2.2)	$ (9.8)	14.2
Other charges	0.1	—	1.2	1.3
Adjusted operating income (loss)	26.3	(2.2)	(8.6)	15.5
Pension costs other than service	(0.1)	—	(0.2)	(0.3)
Depreciation and amortization	9.0	1.2	0.1	10.3
Adjusted EBITDA	$ 35.2	$ (1.0)	$ (8.7)	$ 25.5
Adjusted operating margin	18.0%	(10.5)%		9.3%
Adjusted EBITDA margin	24.1%	(4.8)%		15.3%
Adjusted EBITDA	$ 35.2	$ (1.0)	$ (8.7)	$ 25.5
Three prior quarters' adjusted EBITDA	164.1	(3.2)	(26.5)	134.4
Trailing twelve months' adjusted EBITDA	$ 199.3	$ (4.2)	$ (35.2)	$ 159.9
Reconciliation of net debt to total debt (end of period):				
Current portion of long-term debt				$ 5.6
Long-term debt				478.0
Total debt				483.6
Less cash and cash equivalents				172.3
Net debt				$ 311.3
Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA)				1.9x
Reconciliation of free cash flow to net cash used in operating activities of continuing operations:				
Net cash used in operating activities of continuing operations				$ (19.9)
Less capital expenditures				(4.2)
Free cash flow				$ (24.1)

(1) We do not allocate interest or income taxes to our segments

MUELLERWATERPRODUCTS.COM FEBRUARY 2018 25

Questions